                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                 July 18, 1997
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     CONTINENTAL MORTGAGE AND EQUITY TRUST
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




      California                  0-10503                 94-2738844
--------------------------------------------------------------------------------
(State of Incorporation)        (Commission              (IRS Employer
                                 File No.)            Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                   75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                    --------------


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On July 18, 1997, the Trust purchased the Durham Centre, an office building in Durham, North Carolina, for $20.5 million (8.2% of the Trust's assets at December 31, 1996). The seller of the property was DCV Limited Partnership, a North Carolina limited partnership. The property was constructed in 1988 and consists of 207,171 square feet which were 95% occupied at the date of acquisition. The Trust paid $5.7 million in cash and obtained new mortgage financing for the remaining $14.8 million of the purchase price.

This purchase combined with other property purchases the Trust has made in 1997 exceed 10% of the Trust's assets at December 31, 1996.

In addition to the income producing property described above, on August 1, 1997, the Trust purchased the McKinney 140 land in McKinney, Texas, for $2.6 million. The seller of the property was Samuel Rosenzweig, Trustee. The property consists of 140 acres of undeveloped land. The Trust paid $898,000 in cash and obtained new mortgage financing for the remaining $1.7 million of the purchase price.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1996 and the six months ended June 30, 1997. A pro forma balance sheet as of June 30, 1997 is also presented.

A summary of the pro forma transactions follows:

In July 1997, the Trust purchased the Durham Centre, a 207,171 square foot office building in Durham, North Carolina, for $20.5 million. The Trust paid $5.7 million in cash and obtained new mortgage financing for the remaining $14.8 million of the purchase price. The mortgage bears interest at 9.8% per annum, requires monthly payments of principal and interest of $132,407 and matures in July 2000.

The purchase price of this property is 8.2% of the Trust's assets at December 31, 1996. Although not a significant acquisition in itself, when aggregated with the other acquisitions completed by the Trust in 1997 as described below, such acquisitions constitute a significant acquisition.

In addition to the income producing property described above, in August 1997, the Trust purchased the McKinney 140 land, 140 acres of undeveloped land in McKinney, Texas, for $2.6 million. The Trust paid $898,000 in cash and obtained new mortgage financing for the remaining $1.7 million of the purchase price. The mortgage bears interest at 9.5% per annum, requires monthly payments of interest only and matures in April 2000.

In addition to the July and August acquisitions discussed above, prior to June 30, 1997, the Trust had purchased two apartment complexes, two commercial properties and three parcels of undeveloped land. The properties, located in Texas, Washington, D.C. and Florida, were purchased for a total of $32.4 million in separate transactions from unaffiliated sellers and represent approximately 13% of the Trust's assets at December 31, 1996. The Trust paid a total of $8.2 million in cash and financed the remainder of the purchase prices. The mortgages bear interest at rates ranging from 8.0% to 9.5% and mature from 1999 to 2009.

The Trust has previously provided audited statements of operations for the two apartment complexes and two commercial properties acquired prior to June 30, 1997, totaling $25.2 million or 10.1% of the Trust's assets at December 31, 1996. See the Trust's Current Report on Form 8-K, dated June 24, 1997.

In addition to the purchases described above, during 1997 the Trust has sold two office buildings. In connection with the sales, the Trust received net cash proceeds totaling $14.0 million, after the payoff of $11.5 million in existing mortgage debt and the payment of various closing costs associated with the sales. The Trust recognized a total gain on these sales of $6.8 million.

The pro forma statements of operations present the Trust's operations as if the purchase and sale transactions described above had occurred at the beginning of each of the periods presented.





                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1997

                                                                                    Durham
                                                                      Actual        Centre     Pro forma(1)
                                                                    ----------    ----------   ------------
                                                                            (dollars in thousands)
              Assets
              ------
Notes and interest receivable
   Performing ...................................................   $    4,041    $     --      $    4,041
   Nonperforming, nonaccruing ...................................        3,521          --           3,521
                                                                    ----------    ----------    ----------
                                                                         7,562          --           7,562

Less - allowance for estimated losses ...........................       (1,481)         --          (1,481)
                                                                    ----------    ----------    ----------
                                                                         6,081          --           6,081
Foreclosed real estate held for sale, net of accumulated
   depreciation .................................................        5,738          --           5,738

Real estate held for investment, net of accumulated
   depreciation .................................................      230,530        21,015       251,545
Investments in marketable equity securities of affiliates,
   at market ....................................................       11,429          --          11,429
Investments in partnerships .....................................        2,156          --           2,156
Cash and cash equivalents .......................................        2,839        (2,358)          481
Other assets ....................................................       16,663        (4,157)       12,506
                                                                    ----------    ----------    ----------
                                                                    $  275,436    $   14,500    $  289,936
                                                                    ==========    ==========    ==========

Liabilities and Shareholders' Equity
------------------------------------
Liabilities
Notes and interest payable ......................................   $  179,832    $   14,500    $  194,332
Other liabilities ...............................................        7,473          --           7,473
                                                                    ----------    ----------    ----------
                                                                       187,305        14,500       201,805
Commitments and contingencies

Shareholders' equity
Shares of Beneficial Interest, no par value; authorized
   shares, unlimited; issued and outstanding 4,025,985 shares ...        8,068          --           8,068
Paid-in capital .................................................      257,159          --         257,159
Accumulated distributions in excess of accumulated earnings .....     (187,219)         --        (187,219)
Net unrealizable gains on marketable equity securities ..........       10,123          --          10,123
                                                                    ----------    ----------    ----------
                                                                        88,131          --          88,131
                                                                    ----------    ----------    ----------
                                                                    $  275,436    $   14,500    $  289,936
                                                                    ==========    ==========    ==========

--------------

(1) The balance sheet affect of all other 1997 income producing property purchases and dispositions are included in the June 30, 1997 actual balances presented.

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997


                                                   Apartment  Commercial             McKinney
                                                   Complexes  Properties    Land     140 Land     Durham    Dispositions
                                        Actual      (1)(2)      (1)(3)     (1)(4)      (1)       Centre(1)      (1)       Pro forma
                                      ----------   ---------  ---------  ---------   ---------   ---------  -----------  ----------
                                                                 (dollars in thousands, except per share)
Income
   Rents ...........................  $   26,205   $     463  $     916  $    --     $    --     $   1,820   $  (1,214)  $   28,190
   Interest ........................         466        --         --         --          --          --          --            466
                                      ----------   ---------  ---------  ---------   ---------   ---------   ---------   ----------
                                          26,671         463        916       --          --         1,820      (1,214)      28,656

Expenses
   Property operations .............      15,131         207        344       --          --           634        (785)      15,531
   Interest ........................       7,895         137        252        173          81         724        (386)       8,876
   Depreciation ....................       2,977          47         89       --          --           210        (176)       3,149
   Advisory fee to affiliate .......       1,004        --         --         --          --          --          --          1,004
   Net income fee ..................         386        --         --         --          --          --          --            386
   General and administrative ......       1,402        --         --         --          --          --          --          1,402
                                      ----------   ---------  ---------  ---------   ---------   ---------   ---------   ----------
                                          28,795         393        685        173          81       1,568      (1,347)      30,348
                                      ----------   ---------  ---------  ---------   ---------   ---------   ---------   ----------


Income (loss) from operations ......      (2,124)         70        231       (173)        (81)        252         133       (1,692)

Equity in income of partnerships ...          73        --         --         --          --          --          --             73
Gain on sale of real estate ........       6,810        --         --         --          --          --          --          6,810
                                      ----------   ---------  ---------  ---------   ---------   ---------   ---------   ----------

Net income (loss) ..................  $    4,759   $      70  $     231  $    (173)  $     (81)  $     252   $     133   $    5,191
                                      ==========   =========  =========  =========   =========   =========   =========   ==========

Earnings per share
   Net income .....................   $     1.18                                                                         $     1.29
                                      ==========                                                                         ==========

Shares of beneficial interest
   outstanding ....................    4,026,099                                                                          4,026,099
                                      ==========                                                                         ==========


--------------

(1) Assumes acquisition or disposition by the Trust on January 1, 1997. Pro forma amounts for other property acquisitions are from January 1 through respective dates of acquisition. Results subsequent to the date of acquisition are included in the "Actual" column.

(2) Includes the Lost Timbers Apartments and Trails at Windfern Apartments whose results of operations are separately presented in the Trust's Current Report on Form 8-K, dated June 24, 1997.

(3) Includes the Jefferson Office Building and Bay Plaza Office Center whose results of operations are separately presented in the Trust's Current Report on Form 8-K, dated June 24, 1997.

(4) Includes the Stacy Road, Watters Road and Opubco land which are separately presented in the Trust's Current Report on Form 8-K, dated June 24, 1997.

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996


                                                   Apartment  Commercial             McKinney
                                                   Complexes  Properties    Land     140 Land     Durham    Dispositions
                                        Actual      (1)(2)      (1)(3)     (1)(4)      (1)       Centre(1)      (1)       Pro forma
                                      ----------   ---------  ---------  ---------   ---------   ---------  -----------  ----------
                                                                (dollars in thousands, except per share)
Income
   Rents ...........................  $   44,244   $  1,871   $  3,354   $   --      $   --      $  3,640    $ (1,654)   $   51,455
   Interest ........................       1,119       --         --         --          --          --          --           1,119
                                      ----------   --------   --------   --------    --------    --------    --------    ----------
                                          45,363      1,871      3,354       --          --         3,640      (1,654)       52,574

Expenses
   Property operations .............      26,738      1,000      1,257       --          --         1,268      (1,045)       29,218
   Interest ........................      12,773        552        878        597         161       1,444        (708)       15,536
   Depreciation ....................       4,819        184        363       --          --           420        (233)        5,553
   Advisory fee to affiliate .......       1,091       --         --         --          --          --          --           1,091
   Incentive and net income fees ...       1,049       --         --         --          --          --          --           1,049
   General and administrative ......       2,213       --         --         --          --          --          --           2,213
   Provision for losses ............        (884)      --         --         --          --          --          --            (884)
                                      ----------   --------   --------   --------    --------    --------    --------    ----------
                                          47,799      1,736      2,498        597         161       3,132      (1,986)       53,776
                                      ----------   --------   --------   --------    --------    --------    --------    ----------

Income (loss) from operations ......      (2,436)       135        856       (597)       (161)        508         332        (1,202)

Equity in income of partnerships ...         228       --         --         --          --          --          --             228
Gain on sale of real estate and
   marketable equity securities ....      10,122       --         --         --          --          --         6,810        16,932
                                      ----------   --------   --------   --------    --------    --------    --------    ----------

Income (loss) before
   extraordinary gain ..............       7,914        135        856       (597)       (161)        508       7,142        15,958
Extraordinary gain .................         812       --         --         --          --          --          --             812
                                      ----------   --------   --------   --------    --------    --------    --------    ----------
Net income (loss) ..................  $    8,726   $    135   $    856   $   (597)   $   (161)   $    508    $  7,142    $   16,770
                                      ==========   ========   ========   ========    ========    ========    ========    ==========

Earnings per share
   Income before extraordinary
     gain ..........................  $     1.89                                                                         $     3.80
   Extraordinary gain ..............         .19                                                                                .19
                                      ----------                                                                         ----------
   Net income (loss) ...............  $     2.08                                                                         $     3.99
                                      ==========                                                                         ==========

Shares of beneficial interest
   outstanding .....................   4,199,147                                                                          4,199,147
                                      ==========                                                                         ==========

--------------

(1)  Assumes acquisition or disposition by the Trust on January 1, 1996.

(2) Includes the Lost Timbers Apartments and Trails at Windfern Apartments whose results of operations are separately presented in the Trust's Current Report on Form 8-K, dated June 24, 1997.

(3) Includes the Jefferson Office Building and Bay Plaza Office Center whose results of operations are separately presented in the Trust's Current Report on Form 8-K, dated June 24, 1997.

(4) Includes the Stacy Road, Watters Road and Opubco land which are separately presented in the Trust's Current Report on Form 8-K, dated June 24, 1997.

(b)  Financial statements of properties acquired:

Exhibit
Number                                   Description
--------                                 -----------
 99.0     Lost Timbers Apartments, Audited Statement of Revenues and Direct
          Operating Expenses for the year ended December 31, 1996 (incorporated by reference to Exhibit No. 99.0 to the Registrant's Current Report
          on Form 8-K, dated June 24, 1997).

 99.1     Jefferson Building, Audited Statement of Revenues and Direct
          Operating Expenses for the year ended December 31, 1996 (incorporated by reference to Exhibit No. 99.1 to the Registrant's Current Report on Form 8-K, dated June 24, 1997).

 99.2     Trails at Windfern Apartments, Audited Statement of Revenues and
          Direct Operating Expenses for the year ended December 31, 1996
          (incorporated by reference to Exhibit No. 99.2 to the Registrant's
          Current Report on Form 8-K, dated June 24, 1997).

 99.3     Bay Plaza Office Center, Audited Statement of Revenues and Direct
          Operating Expenses for the year ended December 31, 1996 (incorporated by reference to Exhibit No. 99.3 to the Registrant's Current Report on Form 8-K, dated June 24, 1997).

 99.4     Durham Centre, Audited Statement of Revenues and Direct Operating
          Expenses for the year ended December 31, 1996, filed herewith.


                           ------------------------


                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         CONTINENTAL MORTGAGE AND EQUITY TRUST





Date: August 19, 1997                    By:  /s/ THOMAS A. HOLLAND
     -----------------                      ---------------------------------
                                              Thomas A. Holland
                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial and
                                              Accounting Officer)

                     CONTINENTAL MORTGAGE AND EQUITY TRUST

                                 EXHIBIT TO ITS
                           CURRENT REPORT ON FORM 8-K

                              Dated July 18, 1997



Exhibit                                                          Page
Number                       Description                        Number
------                       -----------                        ------
 99.4         Durham Centre, Audited Statement of Revenue           9
              and Direct Operating Expenses for the year
              ended December 31, 1996.